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        AMENDMENT NO. 1 effective as of March 26, 1999 to the Note Agreement dated as of October 10, 1997 (the "Agreement") between Quaker Fabric Corporation of Fall River (the "Company"), Pruco Life Insurance Company ("Pruco") and The Prudential Insurance Company of America ("Prudential"; and collectively with Pruco, the "Noteholders"). Capitalized terms used herein have the meanings ascribed to such terms in the Agreement unless otherwise defined herein.

                               W I T N E S S E T H

        WHEREAS, the Noteholders and the Company have executed and delivered the Agreement; and

        WHEREAS, the parties hereto wish to amend certain terms of the Agreement and agree to such other matters, all as set forth below.

        NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.      Amendment to the Agreement.  The Agreement is hereby such that:

        1.1. Subparagraph 6A. Subparagraph 6A is hereby amended to read in its entirety as follows:

               "6A. Debt. (i) Senior Debt Ratio. The Company shall not permit the Senior Debt Ratio, calculated as of the last day of each fiscal quarter of the Company, to exceed 3.5 to 1.00.

               (ii) Total Debt Ratio. The Company shall not permit the Total Debt Ratio, calculated as of the last day of each fiscal quarter of the Company to exceed 4.0 to 1.0."

        1.2. Subparagraph 6D. Subparagraph 6D is hereby amended to read in its entirety as follows:

               "6D. Maintenance of Fixed Charge Coverage. The Company will not permit the Fixed Charge Ratio at any time to be less than the ratio set forth opposite the applicable period below:

               --------------------------------------------------------------
               Period                                            Ratio
               --------------------------------------------------------------
               January 3, 1999 through October 1, 1999           1.00 : 1.00
               --------------------------------------------------------------
               October 2, 1999 through December 31, 1999         1.25 : 1.00
               --------------------------------------------------------------
               January 1, 2000 and thereafter                    1.50 : 1.00
               --------------------------------------------------------------



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        1.3. Section 10B. Subparagraph 10B is hereby amended to add the following definition of "Senior Debt Ratio," "Subordinated Debt" and "Total Debt Ratio" in alphabetical order:

               "'Senior Debt Ratio' means, as of any date of determination, the ratio of (i) the result of (a) Debt as of such date minus (b) the outstanding amount of the Subordinated Debt as of such date to
               (ii) Consolidated EBITDA for the four fiscal quarters of the Company then ended.

               `Subordinated Debt' shall mean subordinated indebtedness of the Company or any Subsidiary so long as the Company has demonstrated compliance with the covenants set forth in subparagraphs 6A and 6C both immediately before and immediately after the incurrence of such indebtedness.

               `Total Debt Ratio' means, as of any date of determination, the ratio of (i) Debt as of such date to (ii) Consolidated EBITDA for the four fiscal quarters of the Company then ended."

2. Conditions to Effectiveness. This Amendment No. 1 shall be effective as of the date first above written and the Agreement shall be deemed amended hereby upon (i) payment to the Noteholders of an amendment fee in the aggregate amount of $56,250, and (ii) delivery of a fully executed copy hereof to Prudential.

3. Company Representations. The Company hereby represents and warrants that no Default or Event of Default has occurred or is continuing.

4. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

5. Effect on Agreement. Except as expressly provided herein, the Agreement shall remain in full force and effect and this Amendment No. 1 shall not operate as a waiver of any right, power or remedy of any holder of a Note, nor constitute a waiver of any provision of the Agreement.

6. Counterparts. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.


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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date and year first above written.


                                                   QUAKER FABRIC CORPORATION
                                                      OF FALL RIVER

                                                   By:_________________________
                                                       Name:
                                                       Title:

                                                   THE PRUDENTIAL INSURANCE
                                                      COMPANY OF AMERICA

                                                   By:_________________________
                                                       Name:  Kevin J. Kraska
                                                       Title: Vice President

                                                   PRUCO LIFE INSURANCE COMPANY

                                                   By:__________________________
                                                       Name:  Kevin J. Kraska
                                                       Title: Vice President


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